FACTORING OF RECEIVABLES	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
FACTORING OF RECEIVABLES

 During the nine month period ended September 30, 2011, the Company entered into a factoring agreement amounting to $1.2 million with a certain banking institution on a non-recourse basis.  The factoring of trade receivables under this agreement was accounted for as a sale.  Under the terms of this factoring agreement, the Company transferred ownership of eligible trade receivables without recourse to the banking institution in exchange for cash.  Proceeds on the transfer reflected the face value of the account less a discount.  The discount, amounting to $12,000 during the nine month period ended September 30, 2011 was recorded to “financial expenses - net” within the Condensed Consolidated Statements of Operations.

The receivables sold pursuant to this factoring agreement are excluded from trade receivables on the Condensed Consolidated Balance Sheets and are reflected as cash provided by operating activities on the Condensed Consolidated Statements of Cash Flows.  The banking institution had no recourse to the Company’s assets for failure of debtors to pay when due.

The related commissions on the sales of trade receivables sold under these factoring agreements amounting to $22,000 were recorded to “financial expenses - net” within the Condensed Consolidated Statements of Operations.